-------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 June 29, 1998


                  Advanta Automobile Receivables Trust 1998-1
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       United States                 333-19733              pending
-----------------------------    -----------------    -------------------
(State or Other Jurisdiction     (Commission File     (I.R.S. Employer
   of Incorporation)                   Number)        Identification No.)


              c/o Advanta Auto                              19034
             Finance Corporation                        ------------
           Attention: Kevin Shipe                         (Zip Code)
     500 Office Center Drive, Suite 400
        Ft. Washington, Pennsylvania
 -------------------------------------------
  (Address of Principal Executive Offices)


       Registrant's telephone number, including area code (215) 444-4200
                                                          --------------

         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

------------------------------------------------------------------------------

Item 2.  Acquisition or Disposition of Assets

Description of the Securities and the Auto Loans

                  Advanta Auto Finance Corporation, as Sponsor, has registered an issuance of $300,000,000 in principal amount of Securities (the "Securities") on Form S-3. Pursuant to the Registration Statement, Advanta Automobile Receivables Trust 1998-1 (the "Trust") issued $41,000,000 5.90% Class A-1 Asset Backed Notes and $16,602,000 6.09% Class A-2 Asset Backed Notes (together, the "Notes") on June 29, 1998. The Trust also issued, in a private placement, $16,247,642 6.09% Asset Backed Certificates (the "Certificates"). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

                  The Notes were issued pursuant to an Indenture attached hereto as Exhibit 4.1, dated as of June 1, 1998, between the Trust and Norwest Bank Minnesota, National Association, as Trustee and Trust Collateral Agent (the "Trustee" and the "Trust Collateral Agent," respectively).

                  The Notes evidence fractional undivided ownership interests in the Trust, the assets of which consist primarily of retail installment sales contracts and installment loans (the "Receivables") secured by new and used automobiles and light duty trucks financed thereby.

                  As of the Closing Date, the Receivables had the characteristics described in the Prospectus dated March 24, 1997 and the Prospectus Supplement dated June 25, 1998 filed pursuant to Rule 424(b)(5) of the Act with the Commission.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

                  1.1 Underwriting Agreement, dated as of June 25, 1998, among Advanta Auto Finance Corporation and Salomon Brothers Inc.

                  4.1 Indenture, dated as of June 1, 1998, between Advanta Automobile Receivables Trust 1998-1 and Norwest Bank Minnesota, National Association, as Trustee and Trust Collateral Agent.

                  4.2 Trust Agreement, dated as of June 1, 1998, between Advanta Auto Receivables Corp. I, as Depositor, and Wilmington Trust Company, as Owner Trustee.

                  4.3 Sale and Servicing Agreement, dated as of June 1, 1998, among Advanta Automobile Receivables Trust 1998-1, as Issuer, Advanta Auto Finance Corporation, as Master Servicer, Advanta Auto Receivables Corp. I, as Seller, and Norwest Bank Minnesota, National Association, as Trust Collateral Agent.

                  4.4 Note Guaranty Surety Bond, dated as of June 29, 1998 and delivered by Financial Security Assurance Inc.

                  8.1 Opinion of Dewey Ballantine LLP regarding tax matters, dated as of June 29, 1998.

                  10.1 Purchase Agreement, dated as of June 1, 1998, among Advanta Auto Finance Corporation, as Seller, and Advanta Auto Receivables Corp. I, as Purchaser.

                  10.2 Indemnification Agreement, dated as of June 1, 1998, among Financial Security Assurance Inc., Advanta Auto Receivables Corp. I and Solomon Brothers Inc.

                  23.1 Consent of Coopers & Lybrand L.L.P. regarding financial statements of Financial Security Assurance Inc. and their report.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


               ADVANTA AUTOMOBILE RECEIVABLES TRUST 1998-1

               By:     Advanta Auto Finance Corporation, as Master Servicer


                       By:  /s/ Mark Dunsheath
                            -------------------------------------
                            Name:  Mark Dunsheath
                            Title:  Vice President


Dated:  July 10, 1998

                                 EXHIBIT INDEX


Exhibit No.   Description
-----------   -----------

1.1           Underwriting Agreement, dated as of June 25, 1998, among Advanta Auto Finance
              Corporation and Salomon Brothers Inc.

4.1           Indenture, dated as of June 1, 1998, between Advanta Automobile Receivables
              Trust 1998-1 and Norwest Bank Minnesota, National Association, as Trustee and
              Trust Collateral Agent.

4.2           Trust Agreement, dated as of June 1, 1998, between Advanta Auto Receivables Corp. I, as Depositor, and Wilmington Trust Company, as Owner Trustee.

4.3           Sale and Servicing Agreement, dated as of June 1, 1998, among Advanta
              Automobile Receivables Trust 1998-1, as Issuer, Advanta Auto Finance
              Corporation, as Master Servicer, Advanta Auto Receivables Corp. I, as Seller,
              and Norwest Bank Minnesota, National Association, as Trust Collateral Agent.

4.4           Note Guaranty Surety Bond, dated as of June 29, 1998 and delivered by
              Financial Security Assurance Inc.

8.1           Opinion of Dewey Ballantine LLP regarding tax matters, dated as of June 29,
              1998.

10.1          Purchase Agreement, dated as of June 1, 1998, among Advanta Auto Finance
              Corporation, as Seller, and Advanta Auto Receivables Corp. I, as Purchaser.

10.2          Indemnification Agreement, dated as of June 1, 1998, among Financial Security
              Assurance Inc., Advanta Auto Receivables Corp. I and Salomon Brothers Inc.

23.1          Consent of Coopers & Lybrand L.L.P. regarding financial statements of
              Financial Security Assurance Inc. and their report.